The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich  Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

CENTEX HOME EQUITY LOAN TRUST 2005-B

01/31/05 ACTUAL BALANCES

Fixed/Arm:	ARM& Fixed Rate

Total Current Balance:	101,000,306
Total Original Balance:	101,109,526

Number Of Loans:	639

			Minimum	Maximum
Average Current Balance:	$158,059.95		$23,076.89	$524,170.24
Average Original Balance:	$158,230.87		$25,000.00	$525,000.00
Average Appraisal Value:	$248,958.23		$40,000.00	$1,939,000.00
Average Purchase Price:	$240,072.87		$0.00	$804,186.00
Average Collateral Value:	$248,402.32		$38,000.00	$1,939,000.00

Weighted Average Gross Coupon:	7.111%		5.500	12.650%

Weighted Average Gross Margin:	6.138%		3.800	10.390%
Weighted Average Initial Rate Cap:	2.358%		1.000	3.000%
Weighted Average Period Rate Cap:	1.110%		1.000	1.500%
Weighted Average Minimum Rate:	6.953%		5.500	11.490%
Weighted Average Maximum Rate:	13.929%		12.250	18.490%

Weighted Average Initial Reset Frequency:	26	months	6	36	months
Weighted Average Reset Frequency:	6	months	6	6	months
Weighted Average Next Reset:	24.98	months	5.00	36.00	months

Weighted Average Combined Orig Ltv:	70.59%		13.39	80.49%

Weighted Average Fico Score:	633		580	785

Weighted Average Back-End Ratio:	36.94%		2.24	54.99%

Weighted Average Orig Amort Term:	352.42	months	120.00	360.00	months
Weighted Average Original Term:	352.01	months	120.00	360.00	months
Weighted Average Remaining Term:	351.20	months	119.00	360.00	months
Weighted Average Seasoning:	0.81	months	0.00	67.00	months

Weighted Average Prepay Term:	32.51	months	0.00	60.00	months

Top State Concentrations ($):	33.86 % California, 12.90 % Texas, 8.48 % Florida
Maximum Zip Code Concentration ($):	1.60% 92563 (Murrieta, CA)

First Pay Date:			Jul 01, 1999	Mar 01, 2005
Paid To Date:			Nov 01, 1999	Jan 31, 2005
Mature Date:			Dec 01, 2014	Feb 01, 2035
1St Rate Adj Date:			Jun 01, 2005	Feb 01, 2008
Next Rate Adj Date:			Jun 01, 2005	Feb 01, 2008

Table
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PRODUCT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2/28 6 MO LIBOR	363	58,944,517.44	58.36
Fixed Rate	147	15,562,162.27	15.41
2/28 ARM I/O	43	12,021,188.01	11.90
3/27 6 MO LIBOR	67	10,113,217.96	10.01
3/27 ARM I/O	13	3,090,974.17	3.06
Fixed I/O	3	631,805.89	0.63
6 MO LIBOR	2	409,778.33	0.41
Fixed Rate Balloon	1	226,662.37	0.22
Total	639	101,000,306.44	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DELINQUENCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
01:Current	639	101,000,306.44	100.00
Total	639	101,000,306.44	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2/28 6 Mo LIBOR ARM	406	70,965,705.45	70.26
Fixed Rate	150	16,193,968.16	16.03
3/27 6 Mo LIBOR ARM	80	13,204,192.13	13.07
6 Mo LIBOR ARM	2	409,778.33	0.41
Fixed Rate Balloon	1	226,662.37	0.22
Total	639	101,000,306.44	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FIXED/ARM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
ARM	488	84,579,675.91	83.74
Fixed Rate	151	16,420,630.53	16.26
Total	639	101,000,306.44	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SILENT SECOND:	Mortgage Loans	the Cutoff Date	the Cutoff Date
No Silent Second	610	96,032,702.58	95.08
Silent Second	29	4,967,603.86	4.92
Total	639	101,000,306.44	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
25,000 - 50,000	58	2,429,215.67	2.41
50,001 - 100,000	198	14,525,634.69	14.38
100,001 - 150,000	104	12,945,008.24	12.82
150,001 - 200,000	99	17,251,280.94	17.08
200,001 - 250,000	67	14,826,623.32	14.68
250,001 - 300,000	39	10,840,510.17	10.73
300,001 - 350,000	33	10,867,076.66	10.76
350,001 - 400,000	17	6,396,361.96	6.33
400,001 - 450,000	12	5,085,712.24	5.04
450,001 - 500,000	10	4,797,712.31	4.75
500,001 - 525,000	2	1,035,170.24	1.02
Total	639	101,000,306.44	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
23,077 - 50,000	60	2,502,127.96	2.48
50,001 - 100,000	196	14,452,722.40	14.31
100,001 - 150,000	104	12,945,008.24	12.82
150,001 - 200,000	99	17,251,280.94	17.08
200,001 - 250,000	67	14,826,623.32	14.68
250,001 - 300,000	39	10,840,510.17	10.73
300,001 - 350,000	33	10,867,076.66	10.76
350,001 - 400,000	17	6,396,361.96	6.33
400,001 - 450,000	12	5,085,712.24	5.04
450,001 - 500,000	10	4,797,712.31	4.75
500,001 - 524,170	2	1,035,170.24	1.02
Total	639	101,000,306.44	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON:	Mortgage Loans	the Cutoff Date	the Cutoff Date
5.500 - 5.500	7	1,999,935.66	1.98
5.501 - 6.000	56	13,375,196.59	13.24
6.001 - 6.500	91	18,109,559.39	17.93
6.501 - 7.000	143	25,416,704.80	25.16
7.001 - 7.500	88	14,222,800.01	14.08
7.501 - 8.000	85	11,783,169.13	11.67
8.001 - 8.500	52	6,687,805.81	6.62
8.501 - 9.000	46	3,909,799.30	3.87
9.001 - 9.500	26	2,348,889.82	2.33
9.501 - 10.000	18	1,811,912.03	1.79
10.001 - 10.500	9	485,463.52	0.48
10.501 - 11.000	10	526,785.78	0.52
11.001 - 11.500	5	193,355.01	0.19
11.501 - 12.000	1	70,502.70	0.07
12.001 - 12.500	1	35,350.00	0.03
12.501 - 12.650	1	23,076.89	0.02
Total	639	101,000,306.44	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
3.800 - 4.000	1	130,000.00	0.15
4.001 - 5.000	36	9,025,473.73	10.67
5.001 - 6.000	172	34,870,783.44	41.23
6.001 - 7.000	157	25,050,485.12	29.62
7.001 - 8.000	74	10,974,680.63	12.98
8.001 - 9.000	32	3,264,238.97	3.86
9.001 - 10.000	13	1,087,719.86	1.29
10.001 - 10.390	3	176,294.16	0.21
Total	488	84,579,675.91	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MINIMUM RATE (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
5.500 - 6.000	63	15,375,132.25	18.18
6.001 - 7.000	203	38,410,404.04	45.41
7.001 - 8.000	131	20,937,069.98	24.75
8.001 - 9.000	58	6,851,153.95	8.10
9.001 - 10.000	25	2,571,043.67	3.04
10.001 - 11.000	6	335,517.01	0.40
11.001 - 11.490	2	99,355.01	0.12
Total	488	84,579,675.91	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAXIMUM RATE (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
12.250 - 13.000	67	16,388,984.48	19.38
13.001 - 14.000	202	37,841,687.24	44.74
14.001 - 15.000	131	21,047,681.64	24.89
15.001 - 16.000	55	6,295,406.86	7.44
16.001 - 17.000	25	2,571,043.67	3.04
17.001 - 18.000	6	335,517.01	0.40
18.001 - 18.490	2	99,355.01	0.12
Total	488	84,579,675.91	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INITIAL RATE CAP (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.000	2	409,778.33	0.48
2.000	339	53,450,901.23	63.20
2.995	1	123,922.93	0.15
3.000	146	30,595,073.42	36.17
Total	488	84,579,675.91	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PERIOD RATE CAP (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.000	418	66,053,783.30	78.10
1.500	70	18,525,892.61	21.90
Total	488	84,579,675.91	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
RATE ADJ FREQ (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
6	488	84,579,675.91	100.00
Total	488	84,579,675.91	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
120	7	644,196.71	0.64
126	1	51,213.71	0.05
180	34	2,393,945.80	2.37
240	18	1,536,218.53	1.52
300	3	412,795.57	0.41
360	576	95,961,936.12	95.01
Total	639	101,000,306.44	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
119 - 120	7	644,196.71	0.64
121 - 180	35	2,445,159.51	2.42
181 - 240	18	1,536,218.53	1.52
241 - 300	4	435,872.46	0.43
301 - 360	575	95,938,859.23	94.99
Total	639	101,000,306.44	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SEASONING:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 0	320	46,356,367.30	45.90
1 - 12	318	54,620,862.25	54.08
61 - 67	1	23,076.89	0.02
Total	639	101,000,306.44	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
COMBINED ORIG LTV:	Mortgage Loans	the Cutoff Date	the Cutoff Date
13.39 - 15.00	2	129,938.40	0.13
15.01 - 20.00	4	231,302.30	0.23
20.01 - 25.00	7	917,253.42	0.91
25.01 - 30.00	2	166,936.76	0.17
30.01 - 35.00	11	1,062,951.43	1.05
35.01 - 40.00	7	664,375.40	0.66
40.01 - 45.00	14	1,739,307.30	1.72
45.01 - 50.00	17	2,180,499.74	2.16
50.01 - 55.00	30	4,409,288.09	4.37
55.01 - 60.00	33	4,898,327.06	4.85
60.01 - 65.00	49	7,053,608.43	6.98
65.01 - 70.00	87	13,342,270.09	13.21
70.01 - 75.00	86	14,315,249.13	14.17
75.01 - 80.00	228	38,012,421.34	37.64
80.01 - 80.49	62	11,876,577.55	11.76
Total	639	101,000,306.44	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
BACK-END RATIO:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.24 - 5.00	2	291,357.01	0.29
5.01 - 10.00	8	615,481.88	0.61
10.01 - 15.00	17	2,319,910.18	2.30
15.01 - 20.00	32	2,801,637.44	2.77
20.01 - 25.00	48	5,892,821.08	5.83
25.01 - 30.00	72	10,222,211.57	10.12
30.01 - 35.00	92	14,069,634.78	13.93
35.01 - 40.00	108	17,838,333.11	17.66
40.01 - 45.00	165	29,992,848.05	29.70
45.01 - 50.00	76	13,707,239.53	13.57
50.01 - 54.99	19	3,248,831.81	3.22
Total	639	101,000,306.44	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
580 - 600	136	21,194,930.84	20.99
601 - 625	169	27,325,738.23	27.06
626 - 650	146	24,610,312.90	24.37
651 - 675	91	13,812,795.55	13.68
676 - 700	48	7,697,633.54	7.62
701 - 725	22	2,729,936.34	2.70
726 - 750	17	2,150,725.79	2.13
751 - 775	9	1,051,969.04	1.04
776 - 785	1	426,264.21	0.42
Total	639	101,000,306.44	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY FLAG:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Prepayment Penalty	339	61,139,131.31	60.53
No Prepayment Penalty	300	39,861,175.13	39.47
Total	639	101,000,306.44	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OPREPAY TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	300	39,861,175.13	39.47
12	25	6,239,457.74	6.18
24	56	10,019,274.62	9.92
36	245	42,516,094.94	42.10
60	13	2,364,304.01	2.34
Total	639	101,000,306.44	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	547	83,859,430.72	83.03
PUD	47	10,080,757.61	9.98
Condominium	34	5,718,695.20	5.66
Two-Four Family	6	832,911.86	0.82
Townhouse	4	398,511.05	0.39
Manufactured Housing	1	110,000.00	0.11
Total	639	101,000,306.44	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LIEN POSITION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
First Lien	613	99,358,596.46	98.37
Second Lien	26	1,641,709.98	1.63
Total	639	101,000,306.44	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
BALLOON FLAG:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Fully Amortizing	638	100,773,644.07	99.78
Balloon	1	226,662.37	0.22
Total	639	101,000,306.44	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
IO FLAG:	Mortgage Loans	the Cutoff Date	the Cutoff Date
N	580	85,256,338.37	84.41
Y	59	15,743,968.07	15.59
Total	639	101,000,306.44	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
IO TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	580	85,256,338.37	84.41
24	2	256,469.00	0.25
36	1	130,000.00	0.13
60	56	15,357,499.07	15.21
Total	639	101,000,306.44	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Cash Out Refinance	535	82,512,189.68	81.69
Purchase	52	9,539,775.19	9.45
Rate/Term Refinance	52	8,948,341.57	8.86
Total	639	101,000,306.44	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	598	96,723,001.09	95.77
Investor	31	2,843,826.71	2.82
Second Home	10	1,433,478.64	1.42
Total	639	101,000,306.44	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Stated Documentation	520	82,606,450.49	81.79
Limited Documentation	119	18,393,855.95	18.21
Total	639	101,000,306.44	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GRADE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
A	613	96,536,073.51	95.58
B	16	2,691,090.80	2.66
C	10	1,773,142.13	1.76
Total	639	101,000,306.44	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Arizona	10	1,364,999.64	1.35
Arkansas	4	312,522.86	0.31
California	146	34,193,693.94	33.86
Colorado	7	1,391,689.16	1.38
Connecticut	12	2,527,670.31	2.50
Delaware	6	837,844.59	0.83
Florida	55	8,564,062.60	8.48
Georgia	16	1,825,845.95	1.81
Idaho	2	441,141.50	0.44
Illinois	2	154,781.43	0.15
Indiana	11	1,133,421.77	1.12
Kansas	1	191,831.97	0.19
Kentucky	2	129,272.57	0.13
Louisiana	6	493,462.84	0.49
Maine	5	779,775.64	0.77
Maryland	11	2,044,548.37	2.02
Massachusetts	13	2,973,257.93	2.94
Michigan	15	1,720,487.78	1.70
Minnesota	1	116,124.07	0.11
Mississippi	3	386,943.77	0.38
Missouri	6	667,415.28	0.66
Montana	2	361,104.48	0.36
Nebraska	1	65,586.36	0.06
Nevada	7	1,764,299.27	1.75
New Hampshire	3	594,689.31	0.59
New Jersey	25	5,143,119.82	5.09
New Mexico	5	524,110.10	0.52
New York	31	5,093,284.53	5.04
North Carolina	11	1,168,413.83	1.16
Ohio	8	695,493.63	0.69
Oklahoma	6	416,321.53	0.41
Oregon	1	110,000.00	0.11
Pennsylvania	20	2,475,576.99	2.45
Rhode Island	2	372,783.56	0.37
South Carolina	6	643,159.19	0.64
Tennessee	7	615,833.15	0.61
Texas	135	13,027,141.20	12.90
Vermont	3	415,039.99	0.41
Virginia	16	2,804,453.11	2.78
Washington	9	1,754,865.88	1.74
West Virginia	5	480,022.58	0.48
Wisconsin	2	224,213.96	0.22
Total	639	101,000,306.44	100.00